UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2015

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave, Suite 1500

Miami, FL 33131

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Amended and Restated Business Combination Agreement

On November 11, 2015, Globe Specialty Metals, Inc., a Delaware corporation (the “Company”), Grupo Villar Mir, S.A.U., a Spanish public limited company in the form of a sociedad anónima (“Grupo VM”), Grupo FerroAtlántica, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima and a wholly owned subsidiary of Grupo VM (“FA”), Ferroglobe PLC, a public limited company incorporated under the laws of England (originally incorporated as VeloNewco Limited, a private limited company) and a wholly owned subsidiary of Grupo VM (“Holdco”), and Gordon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), entered into a Letter Agreement (the “Amendment”) amending the Amended and Restated Business Combination Agreement, dated May 5, 2015, as amended by the First Amendment to the Amended and Restated Business Combination Agreement, dated September 10, 2015 (as so amended, the “BCA”), by and among the Company, Grupo VM, FA, Holdco and Merger Sub.

The Amendment amends the BCA to extend the initial outside date for consummating the transactions contemplated by the BCA until December 31, 2015. The ability of the Company or FA to further extend the outside date under the BCA to no later than May 21, 2016 in certain circumstances remains unchanged.

The BCA, as amended by the Amendment, remains in full force and effect. The foregoing description of the BCA is qualified in its entirety by reference to the full text of the Amended and Restated Business Combination Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of May 5, 2015 and incorporated herein by reference, and the full text of the First Amendment to Amended and Restated Business Combination Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of September 11, 2015 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Letter Agreement, dated November 11, 2015, by and among the Company, Grupo VM, FA, Holdco and Merger Sub

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Date: November 12, 2015	By:	/s/ Stephen Lebowitz
Name: Stephen Lebowitz
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Letter Agreement, dated November 11, 2015, by and among the Company, Grupo VM, FA, Holdco and Merger Sub